UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 20, 2025
(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
333-290112	SOUTHERN CALIFORNIA EDISON COMPANY (a California Corporation) 2244 Walnut Grove Avenue (P.O. Box 800) Rosemead , California 91770 (626) 302-1212	95-1240335

333-290112-01	SCE RECOVERY FUNDING LLC (a Delaware limited liability company) 2244 Walnut Grove Avenue (P.O. Box 5407) Rosemead , California 91770 (626) 302-7255	85-3002154

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On November 20, 2025, Southern California Edison Company and SCE Recovery Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters party thereto with respect to the purchase and sale of $1,642,716,000 of Senior Secured Recovery Bonds, Series
2025-A
to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of December 1, 2025. The Senior Secured Recovery Bonds, Series
2025-A
were offered pursuant to the prospectus dated November 20, 2025. In connection with the issuance of the Senior Secured Recovery Bonds, Series
2025-A,
Southern California Edison Company and the Issuing Entity also expect to enter into the agreements listed below in Item 9.01, which together with the Underwriting Agreement, are annexed hereto as exhibits to this Current Report on
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among SCE Recovery Funding LLC, Southern California Edison Company, Citigroup Global Markets Inc., Barclays Capital Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives for the Underwriters party thereto, dated November 20, 2025

4.1	Indenture between SCE Recovery Funding LLC and the Indenture Trustee (including forms of the Senior Secured Recovery Bonds), to be dated as of December 1, 2025

4.2	Series Supplement between SCE Recovery Funding LLC and the Indenture Trustee, to be dated as of December 1, 2025

10.1	Recovery Property Servicing Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Servicer, to be dated as of December 1, 2025

10.2	Recovery Property Purchase and Sale Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Seller, to be dated as of December 1, 2025

10.3	Administration Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Administrator, to be dated as of December 1, 2025

10.4	Intercreditor Agreement between SCE Recovery Funding LLC, Southern California Edison Company, The Bank of New York Mellon Trust Company, N.A. and the Trustee, to be dated as of December 1, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY

	By:	/s/ Brendan Bond
Brendan Bond
Dated: November 24, 2025		Vice President and Treasurer

SCE RECOVERY FUNDING LLC

	By:	/s/ Brendan Bond
Brendan Bond
Dated: November 24, 2025		Vice President, Treasurer and Manager